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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 30, 1999


                              CAREY DIVERSIFIED LLC
             (Exact name of registrant as specified in its charter)


       DELAWARE                         001-13779                   13-3912578
       --------                         ---------                   ----------
(State of Organization)           (Commission File No.)           (IRS Employer
                                                                  Identification
                                                                  Number)
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                         50 Rockefeller Plaza, 2nd Floor
                    ----------------------------------------
                               New York, NY 10020
                    (Address of principal executive offices)

                                 (212) 492-1100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

                  On November 30, 1999, the Board of Directors of Carey
Diversified LLC (the "Company") approved the terms of an agreement (the
"Proposed Agreement") with W.P. Carey & Co., Inc. and certain of its affiliates
(collectively "WP"), whereby WP will contribute certain assets relating to its real estate investment advisory business to the Company by way of a merger with and into a wholly-owned subsidiary of the Company (the "Merger"). The Merger is subject to the approval of the shareholders of the Company. A consent solicitation with respect to such shareholder approval will be filed with the Securities and Exchange Commission as soon as practicable.

                  The combined Company ("WPC") will be renamed W. P. Carey & Co.
LLC. WPC expects to be listed on the New York Stock Exchange and the Pacific
Stock Exchange under the symbol "WPC".

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

    The following exhibits are filed as part of this Current Report on Form 8-K:

                                  EXHIBIT INDEX

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
Exhibit No.    Exhibit                                                  Page No.
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
99.1           Press Release From Carey Diversified LLC
               (November 30, 1999)

99.2           Presentation to Analysts
               (November 30, 1999)
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SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAREY DIVERSIFIED LLC




                                        By: /s/ Francis J. Carey
                                        ------------------------
                                                Francis J. Carey




Date:  December 2  , 1999